EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND

EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND

EATON VANCE TAX-MANAGED MID-CAP CORE FUND

EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND

EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND

EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND

EATON VANCE TAX-MANAGED VALUE FUND

Supplement to Prospectuses dated March 1, 2006

EATON VANCE TAX-MANAGED GROWTH FUND 1.1 EATON VANCE TAX-MANAGED GROWTH FUND 1.2 Supplement to Prospectuses dated May 1, 2006

1. All purchases of Class A shares of $1 million or more made on or after September 15, 2006, will be subject to a 1% contingent deferred sales charge in the event of a redemption within 18 months of purchase. In connection with such purchases, the principal underwriter will pay the investment dealer a sales commission equal to 1.00% of the purchase amount.

The following replaces the last row of the sales charge table and the related footnote in “Class A Front-End Sales Charge” under “Sales Charges ”:

	Sales Charge*	Sales Charge*	Dealer Commission
	as Percentage of	as Percentage of Net	as a Percentage of
Amount of Purchase	Offering Price	Amount Invested	Offering Price

$1,000,000 or more	0.00**	0.00**	1.00%

** No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

2. The two paragraphs under the sales charge table in “Class A Front-End Sales Charge” under “Sales Charges ” are deleted in their entirety.

3. The following replaces the second and third sentences in “Contingent Deferred Sales Charge” under “Sales Charges”:

Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% CDSC if redeemed within 18 months of purchase.

4. The following change applies to Eaton Vance Tax-Managed Small-Cap Value Fund only:

Effective September 30, 2006, the following replaces the second paragraph under "Small-Cap Value Portfolio" under "Management and Organization":

Small-Cap Value Portfolio is managed by a team of three portfolio managers from Fox led by Gregory R. Greene. Mr. Greene has served as portfolio manager since March 1, 2006. Mr. Greene is a Managing Director of Fox, manages other Fox investment portfolios and has been employed by Fox for more than five years. The other members of their investment team are J. Bradley Ohlmuller and Robert J. Milmore. Mr. Ohlmuller is a Principal of Fox and member of the firm’s Investment Committee. Prior to 2004, he was a Vice President and research analyst at Goldman Sachs & Co., where he co-covered the healthcare facilities sector, and was an analyst at Morgan Stanley from 1997-2001. Mr. Milmore is an Assistant Vice President of Fox and a member of its Research Group since December 2005. Mr. Milmore was formerly a Manager of International Treasury at Cendant Corporation from September 2001 to November 2005. Prior to joining Cendant Corporation, Mr. Milmore was a Vice President and Senior Equity Research Analyst at Arnhold & Bleichroeder covering the airline and internet travel sectors.

September 13, 2006	TMGCOMBPS